Exhibit 10.10


                                                                EXECUTION COPY


                 SECOND PRIORITY SUBSIDIARY SECURITY AGREEMENT


                              SECOND PRIORITY SUBSIDIARY SECURITY
                        AGREEMENT, dated as of June 12, 2000, made by the SUBSIDIARY GUARANTORS identified on the signature pages hereto and any other person that becomes a Subsidiary Guarantor pursuant to the Second Priority Debt Documents (as such term is defined below) (the "Grantors"), in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (in such capacity, the "Second Priority Collateral Trustee") for the Second Priority Debt Parties.


      The Second Priority Debt Parties have extended credit to the Borrower or one or more of its Subsidiaries pursuant to the Second Priority Debt Documents. Each of the Subsidiary Guarantors has agreed to guarantee, among other things, all the obligations of the Borrower under the Second Priority Debt Documents. It is a condition precedent, among other conditions, to the effectiveness of pending amendments to and extensions of the Second Priority Debt Documents that the Grantors execute and deliver an agreement in the form hereof to secure the Second Priority Debt Obligations.

      Accordingly, the Grantors and the Second Priority Collateral Trustee, on behalf of itself and each Second Priority Debt Party (and each of their respective successors or assigns), hereby agree as follows:

      SECTION 1.  Defined Terms.

      SECTION 1.01. Definitions. (a) Unless otherwise defined herein, terms used herein shall have the meanings given in the Definitions Annex annexed hereto and by this reference incorporated herein and the following terms which are defined in the Uniform Commercial Code in effect in the State of New York on the date hereof are used herein as so defined: Chattel Paper and Farm Products.

      (b) The following terms shall have the following meanings:

      "Account Debtor" means any person who is or may become obligated to any Grantor, with respect to or on account of an Account.

      "Accounts" means with respect to each Grantor, any and all right, title and interest of such Grantor to payment for goods and services sold, leased or rendered, including any such right evidenced by Chattel Paper, whether due or to become due, whether or not it has been earned or performed, and whether now or hereafter acquired or arising in the future, including, without limitation, accounts receivable from affiliates of such person, except that "Accounts" shall not include Accounts owned by affiliates not incorporated or otherwise organized in a state of the United States of America.

      "Accounts Receivable" means with respect to each Grantor, all right, title and interest of such Grantor to Accounts and all of its right, title and interest in any returned goods, together with all rights, titles, securities and guaranties with respect thereto, including any rights to stoppage in transit, replevin, reclamation and resales, and all related security interests, liens and pledges, whether voluntary or involuntary in each case whether due or become due, whether now or hereafter arising in the future.

      "Agreement" means this Second Priority Subsidiary Security Agreement, as the same may be amended, modified or otherwise supplemented from time to time.

      "Contracts" means with respect to each Grantor, all rights of such Grantor under contracts and agreements to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same may from time to time be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising out of, or for, breach or default in respect thereof and (c) all rights of such Grantor to exercise all remedies thereunder, in each case to the extent the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not validly prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents) in each case, to the extent that such Contract relates to any Accounts, Inventory or Intercompany Advances, provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such Contract to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code.

      "Copyrights" means (a) all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 4), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (b) the right to obtain all renewals thereof.

      "Copyright Licenses" means any written agreement naming any Grantor as licensor or licensee (including, without limitation, those listed in Schedule 4), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright, and all rights of such Grantor under any such Agreement.

      "Documents" means with respect to each Grantor, all Instruments, files, records, ledger sheets, and documents covering or relating to any of the Accounts, General Intangibles, Inventory or Proceeds.

      "Event of Default" means an "Event of Default" as defined in any Second Priority Debt Document.

      "General Intangibles" means with respect to each Grantor, as defined in the Uniform Commercial Code in effect on the date hereof to the extent, in the case of any General Intangibles arising under any contract or agreement, that the grant by such Grantor of a security interest pursuant to this Agreement in its rights under such contract or agreement is not validly prohibited without the consent of any other person, or is permitted with consent if all necessary consents to such grant of a security interest have been obtained from all such other persons (it being understood that the foregoing shall not be deemed to obligate such Grantor to obtain such consents) in each case to the extent that such General Intangibles relate to the Accounts, Inventory or Intercompany Advances, provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such General Intangible to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code, and provided, further, that "General Intangibles" shall not include any General Intangibles owned by an Affiliate not incorporated or otherwise organized in a state of the United States of America.

      "Indemnitee" means the Second Priority Debt Parties and their respective officers, directors, trustees, affiliates and controlling persons.

      "Instrument" means an Instrument as defined in the Uniform Commercial Code, insofar as such Instruments evidence Intercompany Advances, Accounts Receivable or proceeds of Inventory.

      "Intellectual Property" means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, inventions, designs, trade secrets, confidential or proprietary technical and business information, know-how, show- how or other data or information, software and databases and all embodiments or fixations thereof, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

      "Intercompany Advances" means any advances or open accounts owing by the Borrower or any Subsidiary of the Borrower to any Grantor.

      "Inventory" means with respect to each Grantor, all right, title and interest of such Grantor in and to goods intended for sale or lease by such Grantor, or consumed in such Grantor's business (including, without limitation, all operating parts and supplies), together with all raw materials and finished goods, whether now owned or hereafter acquired or arising.

      "License" means any Patent License, Trademark License, Copyright License or other license or sublicense to which any Grantor is a party, including those listed on Schedule 4 (other than those license agreements in existence on the date hereof and listed on Schedule 4 and those license agreements entered into after the date hereof, which by their terms prohibit assignment or a grant of a security interest by such Grantor as licensee thereunder).

      "Patents" means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 4, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 4, and (c) all rights to obtain any reissues or extensions of the foregoing.

      "Patent License" means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 4.

      "Proceeds" means with respect to each Grantor, any consideration received from the sale, exchange, collection or other disposition of any asset or property which constitutes Second Priority Collateral, any value received as a consequence of the possession of any Second Priority Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property which constitutes Second Priority Collateral, and shall include, without limitation, (a) all cash and negotiable instruments received or held on behalf of the Second Priority Collateral Trustee pursuant to Section 5.03,
(b) any claim of such Grantor against a third party for (and the right to sue and recover for and the rights to damages or profits due or accrued arising out of or in connection with) (i) past, present or future infringement of any Patent now or hereafter owned by any Grantor, or licensed under a Patent License, (ii) past, present or future infringement or dilution of any Trademark now or hereafter owned by any Grantor or licensed under a Trademark License or injury to the goodwill associated with or symbolized by any Trademark now or hereafter owned by any Grantor and (iii) past, present or future infringement of any Copyright now or hereafter owned by any Grantor or licensed under a Copyright License and
(c) any and all amounts from time to time paid or payable under or in connection with any of the Second Priority Collateral.

      "Second Priority Collateral" is defined in Section 2 of this Agreement.

      "Second Priority Collateral Account" means any collateral account established by the Second Priority Collateral Trustee as provided in
Section 5.03 or Section 7.02.

      "Trademarks" means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 4, and (b) the right to obtain all renewals thereof.

      "Trademark License" means any agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 4.

      SECTION 1.02. Other Definitional Provisions. (a) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

      (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

      SECTION 2. Grant of Security Interest. As collateral security for the prompt and complete payment and performance when due, whether at the stated maturity, by acceleration, upon one or more dates set for prepayment or otherwise of the obligations of each Grantor under the Second Priority Subsidiary Guarantee Agreement, such Grantor hereby grants to the Second Priority Collateral Trustee, for the ratable benefit of the Second Priority Debt Parties, a security interest in all of the following property now owned or at any time hereafter acquired by such Grantor (collectively, with respect to each Grantor, the "Second Priority Collateral"):

            (a) the Accounts Receivable and Chattel Paper;

            (b) the Cash Management Accounts (as defined in the Senior Subsidiary Security Agreement) and the cash on deposit therein;

            (c) all Contracts;

            (d) all Documents;

            (e) all General Intangibles;

            (f) all Instruments;

            (g) all Intellectual Property;

            (h) all Inventory;

            (i) all books and records pertaining to any and all of the foregoing and item (j) herein; and

            (j) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing.

Nothing contained in this Section 2 is intended to limit the Grantor's rights to create Permitted Liens (as defined below). "Second Priority Collateral" shall not include (i) any contract, lease or license, which, by its terms, validly prohibits the granting of a security interest therein unless a consent to the pledge hereunder has been obtained or such prohibition was created in anticipation of this provision; provided that each Grantor will use commercially reasonable efforts to obtain any consent necessary hereunder to permit the pledge hereunder, and provided, further, that the foregoing limitation shall not affect, limit, restrict or impair the grant by such Grantor of a security interest pursuant to this Agreement in any such Second Priority Collateral to the extent that an otherwise applicable prohibition on such grant is rendered ineffective by the Uniform Commercial Code or (ii) the Exchange Debt First Priority Collateral. Furthermore, Second Priority Collateral shall not include any property specified in Section 2(g) above if the granting of a security interest therein would jeopardize the Grantor's rights in any pending applications for Federal Trademark registration.

      Such security interests are granted as security only and shall not subject any Second Priority Debt Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Second Priority Collateral.

      SECTION 3. Representations and Warranties. Each Grantor hereby represents and warrants, as to itself and the Second Priority Collateral in which the security interest is created hereunder, that:

      SECTION 3.01. Title; No Other Liens. Except for the security interest granted to the Second Priority Collateral Trustee for the ratable benefit of the Second Priority Debt Parties pursuant to this Agreement and the other Liens permitted to exist pursuant to the Second Priority Debt Documents (the "Permitted Liens"), each Grantor owns each item of the Second Priority Collateral free and clear of any and all Liens or claims of others (or arrangements reasonably satisfactory to the Second Priority Collateral Trustee have been made for the timely release or discharge of such Liens). No security agreement, financing statement or other public notice with respect to all or any part of such Second Priority Collateral is on file or of record in any public office, except such as have been filed or will be filed, pursuant to this Agreement, in favor of the Second Priority Collateral Trustee, for the ratable benefit of the Second Priority Debt Parties, or in respect of Permitted Liens (or arrangements reasonably satisfactory to the Second Priority Collateral Trustee have been made for the timely termination of such agreement or financing statement). Furthermore, no Grantor has intentionally entered into any contract, lease or license in anticipation of this Agreement, which by its terms, validly prohibits the granting of a security interest herein.

      SECTION 3.02. Enforceable Obligation; Perfected, Second Priority Security Interests. This Agreement constitutes a legal, valid and binding obligation of each Grantor, enforceable against such Grantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and the security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified in Schedule 1 hereto (or in the case of Instruments, delivery to the Second Priority Collateral Trustee or its designee) shall constitute fully perfected security interests in the Second Priority Collateral in favor of the Second Priority Collateral Trustee for the ratable benefit of the Second Priority Debt Parties, and (b) are prior and superior in right to all other Liens (other than Permitted Liens, to the extent that such Permitted Liens are expressly permitted by the Second Priority Debt Documents to have priority) on the Second Priority Collateral in existence on the date hereof.

      SECTION 3.03. Inventory. The Inventory owned by such Grantor are kept at the locations listed in Schedule 2 hereto, which shall be updated from time to time in accordance with Section 4.05 of this Agreement, or at such other locations as shall be permitted by Section 4.04.

      SECTION 3.04. Chief Executive Office; Jurisdiction of Organization. As of the Closing Date, each Grantor's chief executive office, principal place of business and jurisdiction of incorporation is located at the locations listed in Schedule 6 hereto.

      SECTION 3.05. Farm Products. None of the Second Priority Collateral constitutes, or is the Proceeds of, Farm Products (as such term is defined in the Uniform Commercial Code).

      SECTION 3.06. Intellectual Property. (a) Schedule 4 lists all Intellectual Property owned (and registered with the U.S. Copyright Office or the U.S. Patent and Trademark Office) or licensed by such Grantor in its own name on the date hereof.

      (b) On the date hereof, based on information known, or reasonably available to such Grantor, all Intellectual Property material to the conduct of such Grantor's business is valid, subsisting, unexpired and enforceable, has not been abandoned and does not infringe the intellectual property rights of any other person.

      (c) Except as set forth in Schedule 4, on the date hereof, none of the Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

      (d) On the date hereof, based on information known, or reasonably available to such Grantor, no holding, decision or judgment has been rendered by any Governmental Authority which would materially limit, cancel or question the validity of, or such Grantor's rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

      (e) Except as set forth on Schedule 4, on the date hereof, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to materially limit, cancel or question the validity of any Intellectual Property material to the conduct of such Grantor's business or such Grantor's ownership interest therein, or (ii) which, if adversely determined, would have a material adverse effect on the value of any Intellectual Property.

      SECTION 4. Covenants. Each Grantor covenants and agrees with the Second Priority Debt Parties that, from and after the date of this Agreement until this Agreement is terminated and the security interests created hereby are released:

      SECTION 4.01. Delivery of Instruments. If an Intercompany Advance owned by such Grantor shall be or become evidenced by any promissory note, or other Instrument, upon the request of the Second Priority Collateral Trustee, such promissory note, or other Instrument shall be immediately delivered to the Second Priority Collateral Trustee, duly indorsed in a manner reasonably satisfactory to the Second Priority Collateral Trustee, to be held as Second Priority Collateral pursuant to this Agreement.

      SECTION 4.02. Maintenance of Insurance. Each Grantor shall maintain insurance policies in accordance with the requirements of the Second Priority Debt Documents.

      SECTION 4.03. Maintenance of Perfected Security Interest; Further Documentation. (a) Each Grantor shall cause all filings and other actions listed in Schedule 1 to be taken. Each Grantor shall maintain the security interests created by this Agreement as first priority perfected security interests subject only to Liens, to the extent such Permitted Liens are expressly permitted by the Second Priority Debt Documents to have priority, and shall defend such security interests against all claims and demands of all persons whomsoever (other than those pursuant to Permitted Liens).

      (b) At any time and from time to time, upon the written request of the Second Priority Collateral Trustee, and at the sole expense of a Grantor, such Grantor shall promptly and duly execute and deliver such further instruments and documents and take such further action as the Second Priority Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the security interests created hereby.

      (c) No Grantor shall intentionally enter into any contract, lease or license in contemplation of this Agreement which by its terms would validly prohibit the granting of a security interest herein.

       SECTION 4.04. Changes in Locations, Name, etc. A Grantor shall not, except (x) upon prior written notice to the Second Priority Collateral Trustee and delivery to the Second Priority Collateral Trustee of a written supplement to Schedule 2 showing the additional location or locations at which Inventory shall be kept, and (y) if filings under the Uniform Commercial Code or otherwise have been made which maintain in favor of the Second Priority Collateral Trustee a valid, legal and perfected security interest in the Second Priority Collateral subject to no liens, other than Permitted Liens,

            (a) permit any of the Inventory to be kept at a location other than those listed in Schedule 2 hereto, except for Inventory in transit between locations described in this paragraph (a);

            (b) change the location of its chief executive office, principal place of business or jurisdiction of incorporation from that specified in Schedule 6 hereto; or

            (c) change its (i) corporate name or any trade name used to identify it in its conduct of business or in the ownership of its properties, (ii) identity or (iii) corporate structure to such an extent that any financing statement filed in favor of the Second Priority Collateral Trustee in connection with this Agreement would become seriously misleading.

       SECTION 4.05. Further Identification of Second Priority Collateral. Each Grantor shall furnish to the Second Priority Collateral Trustee from time to time statements and schedules further identifying and describing the Second Priority Collateral and such other reports in connection with such Second Priority Collateral as the Second Priority Collateral Trustee may reasonably request, all in reasonable detail.

       SECTION 4.06. Notices. A Grantor shall advise the Second Priority Collateral Trustee promptly, in reasonable detail, in accordance with
Section 13 hereto, of:

            (a) any Lien (other than security interests created hereby or Permitted Liens) on any material portion of the Second Priority Collateral; and

            (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the security interests created hereby or on the aggregate value of the Second Priority Collateral.

       SECTION 4.07. Second Priority Collateral Trustee's Liabilities and Expenses; Indemnification. (a) Notwithstanding anything to the contrary provided herein, neither the Second Priority Collateral Trustee nor any other Second Priority Debt Party assumes any liabilities with respect to any claims regarding each Grantor's ownership (or purported ownership) of, or rights or obligations (or purported rights or obligations) arising from, the Second Priority Collateral or any use (or actual or alleged misuse) whether arising out of any past, current or future event, circumstance, act or omission or otherwise, or any claim, suit, loss, damage, expense or liability of any kind or nature arising out of or in connection with the Second Priority Collateral or the production, marketing, delivery, sale or provision of goods or services under or in connection with any of the Second Priority Collateral. All of such liabilities shall, as between the Second Priority Collateral Trustee, the Second Priority Debt Parties and the Grantors, be borne exclusively by the Grantors unless such liability arises from the gross negligence or willful misconduct of the Second Priority Collateral Trustee or any Second Priority Debt Party.

      (b) Each Grantor hereby agrees to pay all reasonable expenses of the Second Priority Collateral Trustee and the other Second Priority Debt Parties and to indemnify the Second Priority Collateral Trustee and the other Second Priority Debt Parties with respect to any and all losses, claims, damages, liabilities and related expenses in respect of this Agreement or the Second Priority Collateral in each case to the extent and under the circumstances the Borrower is required to do so pursuant to the Second Priority Debt Documents.

      (c) Any amounts payable as provided hereunder shall be additional Second Priority Debt Obligations secured hereby and by the other Second Priority Collateral Documents. Without prejudice to the survival of any other agreements contained herein, all indemnification and reimbursement obligations contained herein shall survive the payment in full of the principal and interest and other amounts due under the Second Priority Debt Documents and the termination of this Agreement.

       SECTION 4.08. Intellectual Property. (a) Each relevant Grantor (either itself or through licensees) will (i) continue to use each Trademark material to the conduct of such Grantor's business, to the extent that such Grantor's business operations continue as to the said goods and/or services (subject to such Grantor's reasonable business judgment), sufficient to avoid unintentional abandonment of any rights in such Trademarks, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not knowingly adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless the Second Priority Collateral Trustee, for the ratable benefit of the Second Priority Debt Parties, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not knowingly (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark material to the conduct of the Grantor's business may become invalidated or impaired in any way.

      (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any Patent material to the conduct of Grantor's business may become forfeited, abandoned or dedicated to the public.

      (c) Such Grantor (either itself or through licensees) will not knowingly (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of the Copyrights material to the conduct of Grantor's business may become invalidated or otherwise impaired or fall into the public domain.

      (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any material Intellectual Property to infringe the intellectual property rights of any other person.

      (e) In a status report provided to the Second Priority Collateral Trustee on a quarterly basis ("Quarterly Status Report"), such Grantor will indicate whether any application or registration relating to any material Intellectual Property has been forfeited, abandoned or dedicated to the public, or of any such determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

      (f) In the Quarterly Status Report provided to the Second Priority Collateral Trustee pursuant to Section 4.08(e), such Grantor will report whenever such Grantor, either by itself or through any agent, employee, licensee or designee, has filed an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof. Upon request of the Second Priority Collateral Trustee, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as the Second Priority Collateral Trustee may request to evidence the Second Priority Collateral Trustee's and the Second Priority Debt Parties' security interest in any Copyright, Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

      (g) Such Grantor will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of the Intellectual Property material to the conduct of the Grantor's business, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability.

      (h) In the event that any Intellectual Property material to the conduct of the Grantor's business is infringed, misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify the Second Priority Collateral Trustee after it learns thereof and take all reasonable steps to protect its interests, which may include bringing suit for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

       SECTION 5.  Provisions Relating to Accounts.

       SECTION 5.01. Grantors Remain Liable under Accounts. Anything herein to the contrary notwithstanding, a Grantor shall remain liable under each of the Accounts to observe and perform all the material conditions and material obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. No Second Priority Debt Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Second Priority Collateral Trustee or any Second Priority Debt Party of any payment relating to such Account pursuant hereto, nor shall any Second Priority Debt Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       SECTION 5.02. Analysis of Accounts. In addition to its right under the Second Priority Debt Documents, the Second Priority Collateral Trustee shall have the right upon the occurrence and during the continuance of an Event of Default to make test verifications of the Accounts in any manner and through any medium that it considers reasonably advisable, and each Grantor shall immediately request and use commercially reasonable efforts to furnish all such assistance and information as the Second Priority Collateral Trustee may reasonably require in connection with such test verifications. At any time and from time to time upon the occurrence and during the continuance of an Event of Default, upon the Second Priority Collateral Trustee's reasonable request and at the expense of each Grantor, each Grantor shall cause independent public accountants or others reasonably satisfactory to the Second Priority Collateral Trustee to furnish to the Second Priority Collateral Trustee reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts. Upon the occurrence and during the continuance of an Event of Default, the Second Priority Collateral Trustee in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Second Priority Collateral Trustee's reasonable satisfaction the existence, amount and terms of any Accounts and to direct all payments to the Second Priority Collateral Trustee. To the extent reasonably practicable the Second Priority Collateral Trustee will seek to take such actions through third parties.

       SECTION 5.03. Collections on Accounts. (a) The Second Priority Collateral Trustee hereby authorizes each Grantor to collect the Accounts, and the Second Priority Collateral Trustee may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. If required by the Second Priority Collateral Trustee at any time after the occurrence and during the continuance of an Event of Default, any payments of Accounts, when collected by a Grantor during the continuance of such an Event of Default, (i) shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Second Priority Collateral Trustee if required, in a Second Priority Collateral Account maintained under the sole dominion and control of and on terms and conditions reasonably satisfactory to the Second Priority Collateral Trustee, subject to withdrawal by the Second Priority Collateral Trustee as provided in Section 7.03, and (ii) until so turned over, shall be held by such Grantor in trust for the Second Priority Debt Parties, segregated from other funds of such Grantor.

      (b) At the Second Priority Collateral Trustee's request after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver to the Second Priority Collateral Trustee all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Accounts, including, without limitation, all original orders, invoices and shipping receipts.

       SECTION 5.04. Representations and Warranties. As of the Closing Date, the place where each Grantor keeps its records concerning the Accounts is at the location listed in Schedule 3 hereto.

       SECTION 5.05. Covenants. (a) The amount represented by each Grantor to the Second Priority Debt Parties from time to time as owing by each account debtor or by all Account Debtors in respect of the Accounts shall at such time be in all material respects the correct amount actually owing by such Account Debtor or debtors thereunder.

      (b) Upon the occurrence and during the continuance of an Event of Default, a Grantor shall not grant any extension of the time of payment of any of the Accounts Receivable, compromise, compound or settle the same for less than the full amount thereof, release, wholly or partly, any person liable for the payment thereof, or allow any credit or discount whatsoever thereon other than extensions, credits, discounts, compromises or settlements granted or made in the ordinary course of business.

      (c) Unless a Grantor shall deliver prior written notice, identifying the change of location for its books and records, such Grantor shall not remove its books and records from the location specified in Schedule 3.

       SECTION 6.  Provisions Relating to Contracts.

       SECTION 6.01. Grantors Remain Liable under Contracts. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each Contract to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions of such Contract. No Second Priority Debt Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by any such Second Priority Debt Party of any payment relating to such Contract pursuant hereto, nor shall any Second Priority Debt Party be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

       SECTION 6.02. Communication With Contracting Parties. Upon the occurrence and during the continuance of an Event of Default, the Second Priority Collateral Trustee in its own name or in the name of its nominee may communicate with parties to the Contracts to verify with them to the Second Priority Collateral Trustee's reasonable satisfaction the existence, amount and terms of any Contracts. To the extent reasonably practicable the Second Priority Collateral Trustee will seek to take such actions through third parties.

       SECTION 7.  Remedies.

       SECTION 7.01. Notice to Account Debtors and Contract Parties. Upon the request of the Second Priority Collateral Trustee at any time after the occurrence and during the continuance of an Event of Default, a Grantor shall notify Account Debtors on the Accounts and parties to the Contracts that the Accounts and the Contracts have been assigned to the Second Priority Collateral Trustee for the ratable benefit of the Second Priority Debt Parties and that payments in respect thereof during the continuance of such an Event of Default shall be made directly to the Second Priority Collateral Trustee.

       SECTION 7.02. Proceeds to be Turned Over To Second Priority Collateral Trustee. In addition to the rights of the Second Priority Collateral Trustee and the Second Priority Debt Parties specified in
Section 5.03 with respect to payments of Accounts, if an Event of Default shall occur and be continuing all Proceeds received by a Grantor consisting of cash, checks and other near-cash items shall upon the Second Priority Collateral Trustee's request be held by such Grantor in trust for the Second Priority Debt Parties, segregated from other funds of such Grantor, and shall, upon the Second Priority Collateral Trustee's request (it being understood that the exercise of remedies by the Second Priority Debt Parties in connection with an Event of Default under Section 6.01(a) or 6.01(i) of the PCS Facility (or under the comparable provisions of any other Second Priority Debt Document) shall be deemed to constitute a request by the Second Priority Collateral Trustee for the purposes of this sentence) forthwith upon receipt by such Grantor, be turned over to the Second Priority Collateral Trustee in the exact form received by such Grantor (duly indorsed by such Grantor to the Second Priority Collateral Trustee, if required) and held by the Second Priority Collateral Trustee in a Second Priority Collateral Account maintained under the sole dominion and control of the Second Priority Collateral Trustee and on terms and conditions reasonably satisfactory to the Second Priority Collateral Trustee. All Proceeds while held by the Second Priority Collateral Trustee in a Second Priority Collateral Account (or by such Grantor in trust for the Second Priority Collateral Trustee and the Second Priority Debt Parties) shall subject to Section 7.03 continue to be held as collateral security for all the Second Priority Debt Obligations and shall not constitute payment thereof until applied as provided in Section 7.03.

       SECTION 7.03. Application of Proceeds. (a) So long as the Collateral Trust and Intercreditor Agreement is in effect, following a Triggering Event (as defined therein), the proceeds of any sale or other realization upon any Collateral will be applied as set forth in the Collateral Trust and Intercreditor Agreement.

            (b) At all times when the Collateral Trust and Intercreditor Agreement is not in effect, the proceeds of any sale or other realization upon any Collateral following an Event of Default will be applied as soon as practicable after receipt as follows:

                  FIRST: to the Second Priority Collateral Trustee in an
            amount equal to the fees and expenses of the Second Priority Collateral Trustee pursuant to this Agreement and the Second Priority Debt Document that are unpaid as of the applicable date of receipt of such proceeds, and to any Second Priority Debt Party which has theretofore advanced or paid any such fees and expenses of the Second Priority Collateral Trustee in an amount equal to the amount thereof so advanced or paid by such Second Priority Debt Party pro rata based on the amount of such fees and expenses (or such advances or payment);

                  SECOND: to the Second Priority Collateral Trustee to
            reimburse any amounts owing to the Second Priority
            Collateral Trustee pursuant to Section 8.03;

                  THIRD: to the Second Priority Collateral Trustee, for
            distribution to the Second Priority Debt Parties to be applied to the payment of the Second Priority Debt Obligations then due and owing, pro rata based on the amount of Second Priority Debt Obligations then due and owing (after giving effect to any payments previously made under this Section), until all of the Second Priority Debt Obligations then due and owing have been paid in full; and

                  FOURTH: after payment in full of all Second Priority Debt
            Obligations, to Rite Aid and the Grantors or their successors or assigns, as their interests may appear, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

       SECTION 7.04. Uniform Commercial Code Remedies. If an Event of Default shall have occurred and be continuing, the Second Priority Collateral Trustee, on behalf of the Second Priority Debt Parties may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Second Priority Debt Obligations, all rights and remedies of a senior secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Second Priority Collateral Trustee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon a Grantor or any other person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Second Priority Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Second Priority Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of any Second Priority Debt Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Any Second Priority Debt Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Second Priority Collateral so sold, free of (to the extent permitted by law) any right or equity of redemption in a Grantor, which right or equity is hereby, to the extent permitted by law, waived or released. Each Grantor further agrees, at the Second Priority Collateral Trustee's request, to assemble the Second Priority Collateral and make it available to the Second Priority Collateral Trustee at places which the Second Priority Collateral Trustee shall reasonably select, whether at such Grantor's premises or elsewhere. The Second Priority Collateral Trustee shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses incurred therein or incidental to the care or safekeeping of any of such Second Priority Collateral or reasonably relating to such Second Priority Collateral or the rights of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, including, without limitation, reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Second Priority Debt Obligations, in accordance with Section 7.03, and only after such application and after the payment by the Second Priority Collateral Trustee of any other amount required by any provision of law, need the Second Priority Collateral Trustee account for the surplus, if any, to such Grantor. If any notice of a proposed sale or other disposition of such Second Priority Collateral shall be required by law, such notice shall be in writing and deemed reasonable and proper if given at least 10 days before such sale or other disposition.

      The Second Priority Collateral Trustee shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Second Priority Collateral by the Second Priority Collateral Trustee (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Second Priority Collateral Trustee or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Second Priority Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Second Priority Collateral Trustee or such officer or be answerable in any way for the misapplication thereof.

      SECTION 7.05. Grant of License to Use Intellectual Property. For the purpose of enabling the Second Priority Collateral Trustee to exercise rights and remedies under this Article at such time as the Second Priority Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Second Priority Collateral Trustee an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Grantors) to use, license or sub-license any of the Second Priority Collateral consisting of Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof. The use of such license by the Second Priority Collateral Trustee shall be exercised, at the option of the Second Priority Collateral Trustee, solely upon the occurrence and during the continuation of an Event of Default; provided that any license, sub- license or other transaction entered into by the Second Priority Collateral Trustee in accordance herewith shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default.

       SECTION 7.06. Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges it may acquire under Section 9-112 of the Uniform Commercial Code. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Second Priority Collateral are insufficient to pay the Second Priority Obligations and the reasonable fees and disbursements of any attorneys employed by any Second Priority Debt

      SECTION 8. Second Priority Collateral Trustee's Appointment as Attorney-in-Fact; Second Priority Collateral Trustee's Performance of Grantors' Obligations.

       SECTION 8.01. Powers. Each Grantor hereby irrevocably constitutes and appoints the Second Priority Collateral Trustee and any officer or agent thereof, with full power of substitution, during the continuance of an Event of Default, as its true and lawful attorney-in-fact, with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name from time to time in the Second Priority Collateral Trustee's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, such Grantor hereby gives the Second Priority Collateral Trustee the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do the following upon the occurrence and during the continuance of an Event of
Default:

            (a) in the name of such Grantor or its own name, or otherwise, to take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Second Priority Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Second Priority Collateral Trustee for the purpose of collecting any and all such moneys due under any Account, Instrument, General Intangible or Contract or with respect to any other Second Priority Collateral whenever payable;

            (b) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as the Second Priority Collateral Trustee may request to evidence the Second Priority Collateral Trustee's and the Second Priority Debt Parties' security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

            (c) to pay or discharge taxes and Liens levied or placed on or threatened against the Second Priority Collateral (other than Permitted Liens), to effect any repairs or any insurance called for by the terms of this Agreement and to pay all or any part of the premiums therefor and the costs thereof;

            (d) to execute, in connection with any sale provided for in
      Section 7.04 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Second Priority Collateral;

            (e)(i) to direct any party liable for any payment under any of the Second Priority Collateral to make payment of any and all moneys due or to become due thereunder directly to the Second Priority Collateral Trustee or as the Second Priority Collateral Trustee shall direct; (ii) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Second Priority Collateral; (iii) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Second Priority Collateral;
      (iv) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Second Priority Collateral or any thereof and to enforce any other right in respect of any Second Priority Collateral; (v) to defend any suit, action or proceeding brought against any Grantor with respect to any Second Priority Collateral; (vi) to settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as the Second Priority Collateral Trustee may deem appropriate; (vii) to the extent permitted by applicable law, assign any Copyright, Patent or Trademark (along with the goodwill of the business to which any such Copyright, Patent or Trademark pertains); and (viii) generally, to use, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Second Priority Collateral as fully and completely as though the Second Priority Collateral Trustee were the absolute owner thereof for all purposes, and to do, at the Second Priority Collateral Trustee's option and at the expense of such Grantor, at any time, or from time to time, all acts and things which the Second Priority Collateral Trustee reasonably deems necessary to protect, preserve or realize upon such Senior Collateral and the Second Priority Collateral Trustee's and the Second Priority Debt Parties' security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do; and

            (f) to file any financing statement, or to take such other steps, required to perfect any security interest described herein.

       SECTION 8.02. Performance by Second Priority Collateral Trustee of Grantor's Obligations. If any Grantor fails to perform or comply with any of its agreements contained herein, the Second Priority Collateral Trustee, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

       SECTION 8.03. Grantor's Reimbursement Obligation. The expenses of the Second Priority Collateral Trustee and any Second Priority Debt Party, as applicable, reasonably incurred in connection with actions undertaken as provided in this Section 8, together with interest thereon at a rate per annum equal to the default rate of interest set forth in Section 2.04(c) of the PCS Facility, from the date payment is demanded by the Second Priority Collateral Trustee to the date reimbursed by such Grantor, shall be payable by the Borrower to the Second Priority Collateral Trustee on demand.

       SECTION 8.04. Ratification; Power Coupled With An Interest. Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

       SECTION 9. Duty of Second Priority Collateral Trustee. The Second Priority Collateral Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Second Priority Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Second Priority Collateral Trustee deals with similar property for its own account. No Second Priority Debt Party nor any of its respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Second Priority Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Second Priority Collateral upon the request of a Grantor or any other person or to take any other action whatsoever with regard to the Second Priority Collateral or any part thereof. The powers conferred on the Second Priority Debt Parties hereunder are solely to protect the Second Priority Debt Parties' interests in the Second Priority Collateral and shall not impose any duty upon any Second Priority Debt Party to exercise any such powers. The Second Priority Debt Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

       SECTION 10. Execution of Financing Statements. Pursuant to Section 9-402 of the Uniform Commercial Code, each Grantor authorizes the Second Priority Collateral Trustee to file financing statements with respect to the Second Priority Collateral without the signature of such Grantor in such form and in such filing offices as the Second Priority Collateral Trustee reasonably determines appropriate to perfect the security interests of the Second Priority Collateral Trustee under this Agreement. A carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

       SECTION 11. Authority of Second Priority Collateral Trustee. Each Grantor acknowledges that the rights and responsibilities of the Second Priority Collateral Trustee under this Agreement with respect to any action taken by the Second Priority Collateral Trustee or the exercise or non-exercise by the Second Priority Collateral Trustee of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Second Priority Collateral Trustee and the other Second Priority Debt Parties, be governed by the Second Priority Debt Documents and by such other agreements with respect thereto as may exist from time to time among them but, as between the Second Priority Collateral Trustee and the Grantors, the Second Priority Collateral Trustee shall be conclusively presumed to be acting as agent for the other Second Priority Debt Parties with full and valid authority so to act or refrain from acting.

       SECTION 12. Notices. All notices, requests and demands to or upon the Second Priority Debt Parties or the Grantors under this Agreement shall be given or made in accordance with Section 15 of the Second Priority Subsidiary Guarantee Agreement and addressed as follows:

            (a) if to the Second Priority Collateral Trustee, in accordance with Section 8.02 of the Collateral Trust and Intercreditor Agreement;

            (b)  if to any Grantor, c/o the Borrower in accordance with
      Section 8.02 of the Collateral Trust and Intercreditor Agreement;

       SECTION 13. Security Interest Absolute. Subject to Section 19 hereof, all rights of the Second Priority Collateral Trustee hereunder, the security interest and all obligations of the Grantors hereunder shall be absolute and unconditional.

       SECTION 14. Survival of Agreement. All covenants, agreements, representations and warranties made by any Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Second Priority Debt Document shall be considered to have been relied upon by the Second Priority Debt Parties and shall survive the execution and delivery to the Second Priority Debt Parties of the amendments to the Second Priority Debt Documents, regardless of any investigation made by the Second Priority Debt Parties or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any loan, or any fee or any other amount payable under or in respect of this Agreement or any other Second Priority Debt Document is outstanding and unpaid.

       SECTION 15. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECOND PRIORITY DEBT DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 15.

       SECTION 16. Jurisdiction; Consent to Service of Process. (a) Each Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Second Priority Debt Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any obligor or any Second Priority Debt Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Second Priority Debt Documents against any Grantor or any Second Priority Debt Party or its properties in the courts of any jurisdiction.

      (b) Each Grantor and each Second Priority Debt Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Second Priority Debt Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

      (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

       SECTION 17. Release. (a) This Agreement and the security interest created hereunder shall terminate when all Second Priority Debt Obligations have been fully and indefeasibly paid, at which time the Second Priority Collateral Trustee shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 17(a) shall be without recourse to or warranty by the Second Priority Collateral Trustee.

      (b) All Second Priority Collateral used, sold, transferred or otherwise disposed of in accordance with the terms of the Second Priority Debt Document (including pursuant to a waiver or amendment of the terms thereof) shall be used, sold, transferred or otherwise disposed of free and clear of the Lien and the security interest created hereunder. In connection with the foregoing, (i) the Second Priority Collateral Trustee shall execute and deliver to each Grantor, or to such person or persons as such Grantor shall reasonably designate, all Uniform Commercial Code termination statements and similar documents prepared by such Grantor at its expense which such Grantor shall reasonably request to evidence the release of the Lien and security interest created hereunder with respect to such Second Priority Collateral and (ii) any representation, warranty or covenant contained herein relating to such Second Priority Collateral shall no longer be deemed to be made with respect to such used, sold, transferred or otherwise disposed Second Priority Collateral.

       SECTION 18. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The parties hereunder shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

       SECTION 19. Collateral Trust and Intercreditor Agreement. Notwithstanding any provision to the contrary contained herein, the terms of this Agreement, the Liens created hereby, and the rights and remedies of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, are subject to the Collateral Trust and Intercreditor Agreement and subordinated as provided therein.

       SECTION 20. Amendments in Writing; No Waiver. (a) None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantors and the Second Priority Collateral Trustee, provided that (i) any provision of this Agreement may be waived by the Second Priority Instructing Group pursuant to a letter or agreement executed by the Second Priority Collateral Trustee or by telecopy transmission from the Second Priority Collateral Trustee, in either case with the prior written consent of the Second Priority Instructing Group and (ii) any amendment, waiver, supplement or other modification which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

       (b) No Second Priority Debt Party shall by any act (except by a written instrument pursuant to Section 20 hereof) or delay be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of any Second Priority Debt Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by any Second Priority Debt Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which such Second Priority Debt Party would otherwise have on any future occasion.

       SECTION 21. Remedies Cumulative. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

       SECTION 22. Section Headings. The section and Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

       SECTION 23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of each Grantor and the Second Priority Debt Parties and their successors and assigns, provided that this Agreement may not be assigned by any Grantor without the prior written consent of the Second Priority Collateral Trustee.

       SECTION 24. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

       SECTION 25. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

       SECTION 26. Additional Grantors. Pursuant to the Second Priority Debt Documents, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into this Agreement as a Grantor upon becoming a Domestic Subsidiary. Upon execution and delivery, after the date hereof, by the Second Priority Collateral Trustee and such Domestic Subsidiary of an instrument in the form of Annex 1, such Domestic Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor hereunder. The execution and delivery of any such instrument shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

      SECTION 27. Patient Confidentiality. The Second Priority Collateral Trustee hereby agrees on behalf of itself and each Second Priority Debt Party and any of their designees and assigns to, and shall take all reasonable steps to, comply with all applicable state or federal laws or administrative regulations regarding the confidentiality of patient records and patient medical information it receives in connection with the transactions described in this Agreement.


      IN WITNESS WHEREOF, the undersigned has caused this Second Priority Subsidiary Security Agreement to be duly executed and delivered as of the date first above written.


                                    EACH OF THE SUBSIDIARIES LISTED ON
                                        SCHEDULE A HERETO, as a Grantor


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    WILMINGTON TRUST COMPANY,
                                        as Second Priority Collateral Trustee


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    THRIFTY PAYLESS, INC., as a Grantor


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:


                                    PCS HEALTH SYSTEMS, INC., as a Grantor


                                    By:
                                        -------------------------------------
                                    Name:
                                    Title:



Schedules:
---------

Annex 1     Supplement
Schedule A  Subsidiary Guarantors
Schedule 1  Filings and Other Actions Required to Perfect Security Interests
Schedule 2  Inventory
Schedule 3  Records of Accounts
Schedule 4  Copyrights and Copyright Licenses; Patents and Patent Licenses; and
            Trademarks and Trademark Licenses
Schedule 5  Perfection Certificate
Schedule 6  Chief Executive Offices, Principal Places of Business and
            Jurisdictions of Incorporation or Organization



                                                                       Annex 1
                                             to the Second Priority Subsidiary
                                                            Security Agreement


      SUPPLEMENT NO. dated as of [ ] (this "Supplement") to the Second Priority Subsidiary Security Agreement dated as of June 12, 2000 (the "Second Priority Subsidiary Security Agreement"), between the SUBSIDIARIES GUARANTORS identified on the signature pages thereto and any other person that becomes a Subsidiary Guarantor (the "Grantors"), in favor of WILMINGTON TRUST COMPANY, a Delaware banking corporation, as collateral trustee (the "Second Priority Collateral Trustee") for the Second Priority Debt Parties.


      A. Reference is made to the (a) the Second Priority Debt Documents and (b) the Second Priority Subsidiary Security Agreement dated as of June 12, 2000, among the Subsidiary Guarantors and the Second Priority
Collateral Trustee.

      B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in or be reference to the Second Priority Subsidiary Security Agreement.

      C. The Grantors have entered into the Second Priority Subsidiary Security Agreement in order to induce the Second Priority Debt Parties to amend and/or extend the Second Priority Debt Documents. Pursuant to the Second Priority Debt Documents, each Domestic Subsidiary that was not in existence or not a Domestic Subsidiary on the date thereof is required to enter into the Second Priority Subsidiary Security Agreement as a Grantor upon becoming a Domestic Subsidiary. Section 26 of the Second Priority Subsidiary Security Agreement provides that additional Domestic Subsidiaries may become Grantors under the Second Priority Subsidiary Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the "New Grantor") is a Domestic Subsidiary and is executing this Supplement in accordance with the requirements of the Second Priority Debt Documents to become a Grantor under the Senior Priority Subsidiary Security Agreement as consideration for credit previously extended to the Borrower.

      Accordingly, the Second Priority Collateral Trustee and the New Grantor agree as follows:

      SECTION 1. In accordance with Section 26 of the Second Priority Subsidiary Security Agreement, the New Grantor by its signature below becomes a Grantor under the Second Priority Subsidiary Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby agrees to all the terms and provisions of the Second Priority Subsidiary Security Agreement applicable to it as a Grantor thereunder. Each reference to a "Grantor" in the Second Priority Subsidiary Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

      SECTION 2. The New Grantor represents and warrants to the Second Priority Debt Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and equitable principles of general applicability.

      SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when the Second Priority Collateral Trustee shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Grantor and the Second Priority Collateral Trustee.

      SECTION 4. Except as expressly supplemented hereby, the Second Priority Subsidiary Security Agreement shall remain in full force and effect.

      SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

      SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Second Priority Subsidiary Security Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

      SECTION 6. All communications and notices hereunder shall be in writing and given as provided in the Collateral Trust and Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it c/o the Borrower as set forth in Section 8.02 of the Collateral Trust and Intercreditor Agreement.


      IN WITNESS WHEREOF, the New Grantor and the Second Priority
Collateral Trustee have duly executed this Supplement to the Senior Priority Subsidiary Security Agreement as of the day and year first above written.


                           [NAME OF NEW GRANTOR],

                           By:
                               -------------------------------------
                           Name:
                           Title:

                           WILMINGTON TRUST COMPANY, as Second Priority
                           Collateral Trustee,

                           By:
                               -------------------------------------
                           Name:
                           Title:




                                                                     Schedule A
                                              to the Second Priority Subsidiary
                                                             Security Agreement


                           SUBSIDIARY GUARANTORS




                                                                     Schedule 1
                                              to the Second Priority Subsidiary
                                                             Security Agreement


                         FILINGS AND OTHER ACTIONS
                   REQUIRED TO PERFECT SECURITY INTERESTS


                      Uniform Commercial Code Filings


                        Patent and Trademark Filings


                             Copyright Filings




                                                                     Schedule 2
                                              to the Second Priority Subsidiary
                                                             Security Agreement


                            INVENTORY LOCATIONS





                                                                     Schedule 3
                                              to the Second Priority Subsidiary
                                                             Security Agreement


                            RECORDS OF ACCOUNTS


      Description




                                                                     Schedule 4
                                              to the Second Priority Subsidiary
                                                             Security Agreement


              COPYRIGHTS REGISTRATIONS AND COPYRIGHT LICENSES




                        PATENTS AND PATENT LICENSES




               TRADEMARK REGISTRATIONS AND TRADEMARK LICENSES



                              PENDING ACTIONS




                                                                     Schedule 5
                                              to the Second Priority Subsidiary
                                                             Security Agreement








                           PERFECTION CERTIFICATE




                                                                     Schedule 6
                                              to the Second Priority Subsidiary
                                                             Security Agreement






         CHIEF EXECUTIVE OFFICES, PRINCIPAL PLACES OF BUSINESS AND
               JURISDICTIONS OF INCORPORATION OR ORGANIZATION